                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 26, 1997



                        PERSONNEL GROUP OF AMERICA, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




             Delaware                   001-13956                56-1930691
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                          6302 Fairview Road, Suite 201
                         Charlotte, North Carolina 28210
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (704) 442-5100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name or address, if changed from last report)

PRELIMINARY NOTE

         This Amendment No. 1 on Form 8-K/A (this "Amendment") amends the Current Report on Form 8-K of Personnel Group of America, Inc. (the "Company") dated December 29, 1997 reporting the disposition by the Company of its Nursefinders division. This Amendment adds the pro forma financial data required under Item 7(b) of Form 8-K.


Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements

                  Financial statements are not required.

         (b)      Pro Forma Financial Information

                  Pro Forma condensed consolidated financial information (unaudited) of the Company as of September 28, 1997 and for the year ended December 29, 1996 and the nine months ended September 28, 1997.


         (c)      Exhibits

                  Exhibit 2.1  --   Stock Purchase Agreement dated as of
                                    November 15, 1997 among Nursefinders
                                    Acquisition Corp., Nursefinders, Inc. and
                                    PFI Corp. (The Company agrees to furnish supplementally to the Commission upon request any schedule or exhibit to Exhibit
                                    2.1, which have been omitted.)

                  Exhibit 2.2  --   Letter dated December 26, 1997 from
                                    Nursefinders Acquisition Corp. to PFI Corp.
                                    waiving certain closing conditions.

                  Exhibit 2.3  --   Letter agreement dated December 26, 1997
                                    between Nursefinders Acquisition Corp. and
                                    PFI Corp. with respect to the payment of a portion of the purchase price by delivery of a promissory note.

                  Exhibit 99.1  --  Press release of Personnel Group of America,
                                    Inc. dated December 29, 1997.

                PERSONNEL GROUP OF AMERICA INC. AND SUBSIDIARIES
                        PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL INFORMATION



The following pro forma condensed consolidated statements of income of Personnel Group of America Inc. and Subsidiaries (collectively, the "Company") for the nine months ended September 28, 1997, and the year ended December 29, 1996, and the pro forma condensed consolidated balance sheet of the Company as of September 28, 1997, are based on historical financial statements of the Company and have been adjusted to reflect the sale of the Company's Nursefinders division.

On December 26, 1997, the Company completed the sale of its Nursefinders division to Nursefinders Acquisition Corp. (the "Purchaser"), a corporation organized by Atlantic Medical Management, L.L.C. and CIBC Capital Partners, for $65.25 million. Of such amount, $34.6 million was paid by delivery by the Purchaser of its promissory note in the principal amount of $34.6 million due upon the earlier of January 31, 1998, or the completion by the Purchaser of permanent debt financing (the "Bridge Loan"). The bridge loan bears interest at a rate of 12% per annum through January 16, 1998, and 14% per annum thereafter and is secured by a pledge of the stock of the Nursefinders division sold to the Purchaser.

The pro forma condensed consolidated statements of income for the periods ended September 28, 1997, and December 29, 1996, gives effect to the sale of the Company's Nursefinders division as if it had been completed as of January 1, 1996. The pro forma condensed consolidated balance sheet as of September 28, 1997, gives effect to the sale of the Company's Nursefinders division as if the sale had been completed on September 28, 1997.

The pro forma condensed consolidated financial information does not purport to represent the actual financial position or results of operations of the Company had the sale of the Company's Nursefinders division in fact occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The pro forma condensed consolidated financial information is based on certain assumptions and adjustments described in the notes hereto and should be read in conjunction therewith. The pro forma financial information should also be read in conjunction with the historical financial statements of the Company included in its 1996 annual report on Form 10-K and its quarterly reports on Form 10-Q.




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

                PERSONNEL GROUP OF AMERICA INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 28, 1997

                                                           PRO FORMA
                                                           EFFECT OF
                                                          HEALTHCARE      PRO FORMA
                                            HISTORICAL  DIVESTITURE(a)    AS ADJUSTED
                                            ----------  --------------    -----------

REVENUES                                     $436,450      $(100,090)      $336,360

OPERATING EXPENSES:
    Direct costs of services                  313,126        (64,217)       248,909
    Selling, general and administrative        78,254        (21,883)        56,371
    Depreciation and amortization               8,349         (1,980)         6,369
    License fees                                6,627         (6,627)          --
                                             --------      ---------       --------
         Total Operating Expenses             406,356        (94,707)       311,649

OPERATING INCOME                               30,094         (5,383)        24,711

INTEREST EXPENSE                                6,424         (2,913) (e)     3,511
                                             --------      ---------       --------
INCOME BEFORE INCOME TAXES                     23,670         (2,470)        21,200
PROVISION FOR INCOME TAXES                      9,993         (1,043) (b)     8,950
                                             --------      ---------       --------

NET INCOME                                   $ 13,677      $  (1,427)      $ 12,250
                                             ========      =========       ========

NET INCOME PER SHARE:
    PRIMARY                                  $   1.11                      $   0.99
    FULLY DILUTED                            $   1.09                      $   0.99
                                             ========                      ========

WEIGHTED AVERAGE SHARES OUTSTANDING:
    PRIMARY                                    12,316                        12,316
    FULLY DILUTED                              13,575                        13,575
                                             ========                      ========


       See Notes to Pro Forma Condensed Consolidated Financial Statements



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

                PERSONNEL GROUP OF AMERICA INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 28, 1997
                             (AMOUNTS IN THOUSANDS)


                                                                                  PRO FORMA
                                                                                 EFFECT OF
                                                                                 HEALTHCARE        PRO FORMA
                                                                  HISTORICAL   DIVESTITURE(a)     AS ADJUSTED
                                                                  ----------   --------------     -----------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                     $     247       $    (901)      $    (654)
    Accounts receivable, net                                         95,277         (21,533)         73,744
    Prepaid expenses and other current assets                         2,469          (1,476)            993
    Note receivable and escrow                                         --            35,455 (c)      35,455
    Deferred income taxes                                             3,830          (1,577)          3,545
                                                                                      1,292 (c)
                                                                  ---------       ---------       ---------
         Total Current Assets                                       101,823          11,260         113,083

Property and equipment, net                                          10,198          (1,698)          8,500
Excess of cost over fair value of net assets acquired,
    net                                                             301,683         (42,186)        259,497

Other intangibles, net                                                4,063          (1,308)          2,755
Other assets                                                          5,239            (111)          5,128
                                                                  ---------       ---------       ---------
         Total Assets                                             $ 423,006       $ (34,043)      $ 388,963
                                                                  =========       =========       =========



LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Current portion of long-term debt                             $   7,790       $    (191)      $   7,599
    Accounts payable                                                  5,054            (241)          4,813
    Accrued liabilities                                              36,710          (8,146)         33,329
                                                                                      4,765 (c)
    Income taxes payable                                              4,130           7,870 (c)      12,000
                                                                  ---------       ---------       ---------
         Total Current Liabilities                                   53,684           4,057          57,741

Long-term debt                                                      161,907            (207)        131,724
                                                                                    (29,976) (d)
Deferred income taxes                                                 8,988          (8,006)            982
                                                                  ---------       ---------       ---------
         Total Liabilities                                          224,579         (34,132)        190,447

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
    Common stock                                                        121                             121
    Additional paid-in capital                                      170,765                         170,765
    Retained earnings                                                27,541              89 (c)      27,630
                                                                  ---------       ---------       ---------
         Total Shareholders' Equity
         Total Liabilities and Shareholders' Equity                 198,427              89         198,516
                                                                  =========       =========       =========
                                                                  $ 423,006       $ (34,043)      $ 388,963
                                                                  =========       =========       =========


       See Notes to Pro Forma Condensed Consolidated Financial Statements



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

                PERSONNEL GROUP OF AMERICA INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                      FOR THE YEAR ENDED DECEMBER 29, 1996


                                                            PRO FORMA
                                                            EFFECT OF
                                                            HEALTHCARE     PRO FORMA
                                            HISTORICAL   DIVESTITURE(a)   AS ADJUSTED
                                            ----------   -------------    -----------
REVENUES                                     $366,545      $(122,937)      $243,608

OPERATING EXPENSES:
    Direct costs of services                  263,277        (77,632)       185,645
    Selling, general and administrative        68,329        (29,182)        39,147
    Depreciation and amortization               5,969         (2,632)         3,337
    License fees                                7,689         (7,689)          --
                                             --------      ---------       --------
         Total Operating Expenses             345,264       (117,135)       228,129

OPERATING INCOME                               21,281         (5,802)        15,479

INTEREST EXPENSE                                1,432         (1,432) (e)      --
                                             --------      ---------       --------
INCOME BEFORE INCOME TAXES                     19,849         (4,370)        15,479
PROVISION FOR INCOME TAXES                      8,332         (1,837) (b)     6,495
                                             --------      ---------       --------

NET INCOME                                   $ 11,517      $  (2,533)      $  8,984
                                             ========      =========       ========

NET INCOME PER SHARE:
    PRIMARY                                  $   1.13                      $   0.88
    FULLY DILUTED                            $   1.13                      $   0.88
                                             ========                      ========

WEIGHTED AVERAGE SHARES OUTSTANDING:
    PRIMARY                                    10,216                        10,216
    FULLY DILUTED                              10,216                        10,216
                                             ========                      ========


       See Notes to Pro Forma Condensed Consolidated Financial Statements


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

                   PERSONNEL GROUP OF AMERICA AND SUBSIDIARIES
                          NOTES TO PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION
                             (AMOUNTS IN THOUSANDS)



a) To reflect the elimination of amounts related to the Company's Nursefinders division, which will be reported as a discontinued operation in the Company's 1997 annual report on Form 10-K.

b) To reflect the aggregate tax benefit of eliminating the Healthcare business and reducing borrowings.

c) To reflect the stock sale of the company's healthcare division. The net book value of this business as of September 28, 1997 is not expected to vary materially with its book value as of the sale date.

         The estimated pro forma increase to retained earnings of $89 is calculated as follows (in thousands):

              Proceeds:
                   Cash                                           $ 29,976
                   Bridge Loan                                      34,600
                   Escrow                                              856
                                                                  --------
                                                                    65,432

              Less:
                   Estimated book value of
                     business sold (including cash)                 54,000
                   Transaction related costs                         4,765
                                                                  --------
                                                                     6,667

              Income Tax Benefit (Expense):
                   Current                                          (7,870)
                   Deferred                                          1,292
                                                                  --------
              Estimated net increase to retained
                earnings                                          $     89
                                                                  ========

         Transaction related costs include investment banking expenses, legal and accounting fees, transaction related compensation costs and transaction related cost indemnifications.

d) To reflect the usage of the cash proceeds to reduce outstanding indebtedness.

e) To reflect the usage of the proceeds after taxes and certain transaction related costs to reduce debt.


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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 1998

                                  PERSONNEL GROUP OF AMERICA, INC.


                                  By:  /s/ Ken R. Bramlett
                                       -----------------------------------------
                                       Ken R. Bramlett
                                       Senior Vice President and General Counsel



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                                  EXHIBIT INDEX


         Exhibit No.       Exhibit
         -----------       -------

         Exhibit 2.1 Stock Purchase Agreement dated as of November 15, 1997 among Nursefinders Acquisition Corp., Nursefinders, Inc. and PFI Corp., incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated December 29, 1997.

         Exhibit 2.2 Letter dated December 26, 1997 from Nursefinders Acquisition Corp. to PFI Corp. waiving certain closing conditions, incorporated by reference to
                           Exhibit 2.2 to the Company's Current Report on Form 8-K dated December 29, 1997.

         Exhibit 2.3 Letter agreement dated December 26, 1997 between Nursefinders Acquisition Corp. and PFI Corp. with respect to the payment of a portion of the purchase price by delivery of a promissory note, incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K dated December 29, 1997.

         Exhibit 99.1 Press release of Personnel Group of America, Inc. dated December 29, 1997, incorporated by reference to
                           Exhibit 2.4 to the Company's Current Report on Form 8-K dated December 29, 1997.



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